Subsidiaries (Schedule of aggregate cash flows that arose to the Group as result of the transaction - Harrison Street transaction) (Details) - Harrison Street Transaction [Member] $ in Thousands	1 Months Ended
Aug. 16, 2024 USD ($)
Disclosure of detailed information about business combination [line items]
Repayment of a loan granted by ICG Energy	$ 85
Return on investment	16
Deconsolidation - Cash and cash equivalents of CPV Renewable	(65)
Aggregate cash flows of transactions	$ 36